Synovus		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Six Months Ended June 30,

	2022	2021	22 vs '21
			% Change

Interest income	$869,834	$822,560	6%
Interest expense	52,199	66,844	(22)

Net interest income	817,635	755,716	8
Provision for (reversal of) credit losses	24,088	(43,173)	nm

Net interest income after provision for credit losses	793,547	798,889	(1)

Non-interest revenue:
Service charges on deposit accounts	46,030	41,448	11
Fiduciary and asset management fees	40,377	36,759	10
Card fees	30,846	25,300	22
Brokerage revenue	29,898	26,899	11
Mortgage banking income	9,857	36,157	(73)
Capital markets income	12,864	10,840	19
Income from bank-owned life insurance	15,722	16,031	(2)
Investment securities gains (losses), net	—	(1,990)	nm
Other non-interest revenue	17,006	26,599	(36)

Total non-interest revenue	202,600	218,043	(7)

Non-interest expense:
Salaries and other personnel expense	325,747	322,044	1
Net occupancy, equipment, and software expense	86,076	82,959	4
Third-party processing and other services	42,947	44,451	(3)
Professional fees	19,338	17,031	14
FDIC insurance and other regulatory fees	13,144	11,127	18
Restructuring charges	(8,274)	946	nm
Other operating expenses	75,523	59,107	28

Total non-interest expense	554,501	537,665	3

Income before income taxes	441,646	479,267	(8)
Income tax expense	92,558	105,975	(13)

Net income	349,088	373,292	(6)

Less: Preferred stock dividends	16,581	16,581	—

Net income available to common shareholders	$332,507	$356,711	(7)%

Net income per common share, basic	$2.29	$2.41	(5)%

Net income per common share, diluted	2.27	2.38	(5)

Cash dividends declared per common share	0.68	0.66	3

Return on average assets *	1.24%	1.38%	(14)	bps
Return on average common equity *	15.28	15.58	(30)

Weighted average common shares outstanding, basic	145,301	148,289	(2)%
Weighted average common shares outstanding, diluted	146,489	149,764	(2)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2022		2021			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'22 vs '21
						% Change

Interest income	$453,772	416,062	418,279	412,504	412,743	10%
Interest expense	28,384	23,814	25,966	27,587	30,883	(8)

Net interest income	425,388	392,248	392,313	384,917	381,860	11
Provision for (reversal of) credit losses	12,688	11,400	(55,210)	(7,868)	(24,598)	nm

Net interest income after provision for credit losses	412,700	380,848	447,523	392,785	406,458	2

Non-interest revenue:
Service charges on deposit accounts	23,491	22,539	22,221	22,641	21,414	10
Fiduciary and asset management fees	20,100	20,277	20,602	19,786	18,805	7
Card fees	16,089	14,756	12,861	13,238	13,304	21
Brokerage revenue	15,243	14,655	14,795	14,745	13,926	9
Mortgage banking income	3,904	5,953	7,059	11,155	13,842	(72)
Capital markets income	7,393	5,472	7,188	8,089	3,335	122
Income from bank-owned life insurance	9,165	6,556	15,168	6,820	7,188	28
Investment securities gains (losses), net	—	—	230	962	—	nm
Other non-interest revenue	1,881	15,126	16,944	17,519	15,273	(88)

Total non-interest revenue	97,266	105,334	117,068	114,955	107,087	(9)

Non-interest expense:
Salaries and other personnel expense	161,063	164,684	167,018	160,364	160,567	—
Net occupancy, equipment, and software expense	43,199	42,877	42,780	43,483	41,825	3
Third-party processing and other services	21,952	20,996	22,791	19,446	24,419	(10)
Professional fees	10,865	8,474	9,014	6,739	7,947	37
FDIC insurance and other regulatory fees	6,894	6,250	6,016	5,212	5,547	24
Restructuring charges	(1,850)	(6,424)	5,958	319	415	nm
Other operating expenses	39,928	35,593	41,630	31,469	29,811	34

Total non-interest expense	282,051	272,450	295,207	267,032	270,531	4

Income before income taxes	227,915	213,732	269,384	240,708	243,014	(6)
Income tax expense	49,863	42,695	68,983	53,935	56,814	(12)

Net income	178,052	171,037	200,401	186,773	186,200	(4)

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$169,761	162,746	192,110	178,482	177,909	(5)%

Net income per common share, basic	$1.17	1.12	1.32	1.22	1.20	(3)%

Net income per common share, diluted	1.16	1.11	1.31	1.21	1.19	(3)

Cash dividends declared per common share	0.34	0.34	0.33	0.33	0.33	3

Return on average assets *	1.26%	1.22	1.40	1.34	1.36	(10)	bps
Return on average common equity *	16.48	14.20	16.11	14.96	15.40	108

Weighted average common shares outstanding, basic	145,328	145,273	145,316	146,308	148,113	(2)%
Weighted average common shares outstanding, diluted	146,315	146,665	146,793	147,701	149,747	(2)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2022	December 31, 2021	June 30, 2021

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$583,323	$432,925	$560,396
Interest-bearing funds with Federal Reserve Bank	1,023,030	2,479,006	2,598,213
Interest earning deposits with banks	29,139	25,535	21,513
Federal funds sold and securities purchased under resale agreements	29,568	72,387	82,554
Cash, cash equivalents, and restricted cash	1,665,060	3,009,853	3,262,676

Investment securities available for sale, at fair value	9,889,850	10,918,329	9,442,170
Loans held for sale ($76,864, $108,198, and $202,216 measured at fair value, respectively)	917,679	750,642	750,916

Loans, net of deferred fees and costs	41,204,780	39,311,958	38,236,018
Allowance for loan losses	(407,837)	(427,597)	(516,708)
Loans, net	40,796,943	38,884,361	37,719,310

Cash surrender value of bank-owned life insurance	1,078,703	1,068,616	1,059,235
Premises, equipment, and software, net	383,060	407,241	446,447
Goodwill	452,390	452,390	452,390
Other intangible assets, net	31,360	35,596	40,354
Other assets	2,167,700	1,790,198	1,765,161
Total assets	$57,382,745	$57,317,226	$54,938,659

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$16,876,710	$16,392,653	$15,345,629
Interest-bearing deposits	32,157,990	33,034,623	31,826,333

Total deposits	49,034,700	49,427,276	47,171,962

Federal funds purchased and securities sold under repurchase agreements	345,242	264,133	194,786
Long-term debt	1,804,104	1,204,229	1,203,293
Other liabilities	1,614,261	1,124,788	1,130,904
Total liabilities	52,798,307	52,020,426	49,700,945

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 170,012,527, 169,383,758, and 169,107,609; outstanding 145,357,669, 145,010,086, and 147,071,532	170,013	169,384	169,108
Additional paid-in capital	3,908,118	3,894,109	3,872,949
Treasury stock, at cost – 24,654,858, 24,373,672, and 22,036,077 shares	(944,484)	(931,497)	(824,197)
Accumulated other comprehensive income (loss), net	(1,026,705)	(82,321)	45,726
Retained earnings	1,940,351	1,709,980	1,436,983
Total shareholders’ equity	4,584,438	5,296,800	5,237,714
Total liabilities and shareholders' equity	$57,382,745	$57,317,226	$54,938,659

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Second Quarter 2022			First Quarter 2022			Second Quarter 2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$31,870,387	$308,442	3.88%	$30,756,752	$280,588	3.70%	$29,936,751	$287,677	3.85%
Consumer loans (1) (2)	8,720,488	83,826	3.86	8,594,009	81,368	3.81	8,559,726	84,402	3.94
Less: Allowance for loan losses	(415,372)	—	—	(423,953)	—	—	(561,242)	—	—
Loans, net	40,175,503	392,268	3.92	38,926,808	361,956	3.76	37,935,235	372,079	3.93
Investment securities available for sale	11,153,091	50,312	1.81	11,259,800	47,250	1.68	9,184,691	33,298	1.45
Trading account assets	11,987	73	2.44	9,078	39	1.73	2,831	8	1.15
Other earning assets(4)	813,028	1,660	0.81	1,919,531	815	0.17	2,705,819	740	0.11
FHLB and Federal Reserve Bank stock	179,837	1,820	4.05	160,065	685	1.71	159,340	800	2.01
Mortgage loans held for sale	85,299	921	4.32	103,887	882	3.40	242,940	1,859	3.06
Other loans held for sale	725,762	7,678	4.19	597,062	5,300	3.55	615,301	4,750	3.05
Total interest earning assets	53,144,507	$454,732	3.43%	52,976,231	$416,927	3.18%	50,846,157	$413,534	3.26%
Cash and due from banks	538,647			548,684			571,561
Premises and equipment	385,457			398,774			452,652
Other real estate	11,439			11,759			1,406
Cash surrender value of bank-owned life insurance	1,077,231			1,070,886			1,055,663
Other assets(5)	1,379,659			1,849,564			2,090,332
Total assets	$56,536,940			$56,855,898			$55,017,771
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,513,334	$3,598	0.15%	$9,549,527	$2,372	0.10%	$8,601,262	$2,441	0.11%
Money market accounts	15,328,395	6,850	0.18	16,045,627	5,349	0.14	15,476,262	7,181	0.19
Savings deposits	1,506,195	72	0.02	1,460,648	67	0.02	1,333,297	55	0.02
Time deposits	2,829,684	1,688	0.24	3,009,795	2,138	0.29	3,792,382	4,894	0.52
Brokered deposits	2,878,536	6,293	0.88	2,788,124	3,733	0.54	3,057,607	4,799	0.63
Federal funds purchased and securities sold under repurchase agreements	246,737	219	0.35	194,352	11	0.02	204,053	35	0.07
Other short-term borrowings	478,469	896	0.74	4,653	—	—	—	—	—
Long-term debt	878,413	8,768	3.99	982,423	10,144	4.13	1,203,038	11,478	3.82
Total interest-bearing liabilities	33,659,763	$28,384	0.33%	34,035,149	$23,814	0.28%	33,667,901	$30,883	0.36%
Non-interest-bearing demand deposits	16,959,850			16,491,643			15,088,836
Other liabilities	1,247,646			1,144,535			1,091,321
Shareholders' equity	4,669,681			5,184,571			5,169,713
Total liabilities and shareholders' equity	$56,536,940			$56,855,898			$55,017,771
Net interest income and net interest margin, taxable equivalent (6)		$426,348	3.22%		$393,113	3.00%		$382,651	3.02%
Less: taxable-equivalent adjustment		960			865			791
Net interest income		$425,388			$392,248			$381,860

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Second Quarter 2022 — $13.0 million, First Quarter 2022 — $20.7 million, and Second Quarter 2021 — $28.5 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(923.1) million, $(247.4) million, and $37.0 million for the Second Quarter 2022, First Quarter 2022, and Second Quarter 2021, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Six Months Ended June 30,
	2022			2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$31,316,646	$589,029	3.79%	$29,930,734	$578,877	3.90%
Consumer loans (1) (2)	8,657,598	165,194	3.83	8,424,423	166,466	3.97
Less: Allowance for loan losses	(419,639)			(580,450)
Loans, net	39,554,605	754,223	3.84	37,774,707	745,343	3.97
Investment securities available for sale	11,206,150	97,562	1.74	8,813,191	62,755	1.42
Trading account assets	10,540	112	2.13	2,947	30	2.01
Other earning assets(4)	1,363,223	2,475	0.36	2,771,576	1,458	0.10
FHLB and Federal Reserve Bank stock	170,006	2,505	2.95	158,503	1,468	1.85
Mortgage loans held for sale	94,542	1,803	3.81	244,940	3,516	2.87
Other loans held for sale	661,768	12,978	3.90	637,901	9,555	2.98
Total interest earning assets	53,060,834	$871,658	3.31%	50,403,765	$824,125	3.29%
Cash and due from banks	543,638			545,295
Premises and equipment	392,079			456,537
Other real estate	11,598			1,613
Cash surrender value of bank-owned life insurance	1,074,076			1,053,603
Other assets(5)	1,613,313			2,144,615
Total assets	$56,695,538			$54,605,428
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,531,330	$5,970	0.13%	$8,586,092	$5,414	0.13%
Money market accounts	15,685,030	12,199	0.16	15,412,941	15,911	0.21
Savings deposits	1,483,547	139	0.02	1,276,608	105	0.02
Time deposits	2,919,242	3,826	0.26	3,972,840	11,936	0.61
Brokered deposits	2,833,580	10,026	0.71	3,212,608	11,023	0.69
Federal funds purchased and securities sold under repurchase agreements	220,689	230	0.21	206,735	69	0.07
Other short-term borrowings	242,870	896	0.73	—	—	—
Long-term debt	930,131	18,913	4.07	1,202,827	22,386	3.73
Total interest-bearing liabilities	33,846,419	$52,199	0.31%	33,870,651	$66,844	0.39%
Non-interest-bearing demand deposits	16,727,040			14,443,645
Other liabilities	1,196,375			1,138,073
Shareholders' equity	4,925,704			5,153,059
Total liabilities and shareholders' equity	$56,695,538			$54,605,428
Net interest income, taxable equivalent net interest margin (6)		$819,459	3.11%		$757,281	3.03%
Less: taxable-equivalent adjustment		1,824			1,565
Net interest income		$817,635			$755,716

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2022 — $33.7 million and 2021 — $60.4 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(587.1) million and $76.3 million for the six months ended June 30, 2022 and 2021, respectively.
(6)The net interest margin is calculated by dividing net interest income-TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2022	March 31, 2022	% Change	June 30, 2021	% Change
Commercial, Financial, and Agricultural	$13,018,089	$12,659,611	3%	$12,174,835	7%
Owner-Occupied	7,760,236	7,692,714	1	7,064,599	10
Total Commercial & Industrial	20,778,325	20,352,325	2	19,239,434	8
Multi-Family	2,547,706	2,288,497	11	2,086,641	22
Hotels	1,597,930	1,593,983	—	1,411,443	13
Office Buildings	2,680,399	2,521,381	6	2,340,378	15
Shopping Centers	1,458,902	1,500,768	(3)	1,611,249	(9)
Warehouses	811,738	814,756	—	657,699	23
Other Investment Property	1,311,373	1,327,760	(1)	1,110,603	18
Total Investment Properties	10,408,048	10,047,145	4	9,218,013	13
1-4 Family Construction	234,379	229,038	2	174,009	35
1-4 Family Investment Mortgage	407,476	391,636	4	462,335	(12)
Total 1-4 Family Properties	641,855	620,674	3	636,344	1
Commercial Development	109,764	102,757	7	120,683	(9)
Residential Development	156,816	193,580	(19)	164,950	(5)
Land Acquisition	186,934	181,162	3	221,061	(15)
Land and Development	453,514	477,499	(5)	506,694	(10)
Total Commercial Real Estate	11,503,417	11,145,318	3	10,361,051	11
Consumer Mortgages	5,124,523	5,052,003	1	5,200,718	(1)
Home Equity	1,579,218	1,416,341	11	1,395,717	13
Credit Cards	194,290	188,247	3	196,207	(1)
Other Consumer Loans	2,025,007	2,014,916	1	1,842,891	10
Total Consumer	8,923,038	8,671,507	3	8,635,533	3
Total	$41,204,780	$40,169,150	3%	$38,236,018	8%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2022	March 31, 2022	% Change	June 30, 2021	% Change
Commercial, Financial, and Agricultural	$48,601	$64,888	(25)%	$70,943	(31)%
Owner-Occupied	11,398	10,854	5	13,155	(13)
Total Commercial & Industrial	59,999	75,742	(21)	84,098	(29)
Multi-Family	2,598	2,639	(2)	2,406	8
Office Buildings	1,796	2,205	(19)	1,618	11
Shopping Centers	750	915	(18)	124	505
Warehouses	924	482	92	218	324
Other Investment Property	1,302	1,047	24	408	219
Total Investment Properties	7,370	7,288	1	4,774	54
1-4 Family Construction	55	55	—	548	(90)
1-4 Family Investment Mortgage	3,063	2,187	40	1,927	59
Total 1-4 Family Properties	3,118	2,242	39	2,475	26
Commercial Development	432	625	(31)	560	(23)
Residential Development	399	407	(2)	451	(12)
Land Acquisition	1,093	1,021	7	1,029	6
Land and Development	1,924	2,053	(6)	2,040	(6)
Total Commercial Real Estate	12,412	11,583	7	9,289	34
Consumer Mortgages	22,857	29,997	(24)	51,376	(56)
Home Equity	8,100	8,854	(9)	8,952	(10)
Other Consumer Loans	5,656	5,955	(5)	7,313	(23)
Total Consumer	36,613	44,806	(18)	67,641	(46)
Total	$109,024	$132,131	(17)%	$161,028	(32)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2022		2021			Second Quarter

	Second	First	Fourth	Third	Second	'22 vs '21
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$109,024	132,131	131,042	155,465	161,028	(32)%
Impaired Loans Held for Sale	—	—	—	—	—	nm
Other Real Estate and Other Assets	26,759	26,759	27,137	16,883	16,806	59

Non-performing Assets (NPAs)	135,783	158,890	158,179	172,348	177,834	(24)

Allowance for Loan Losses (ALL)	407,837	414,956	427,597	492,243	516,708	(21)
Reserve for Unfunded Commitments	50,559	47,317	41,885	42,971	46,890	8

Allowance for Credit Losses (ACL)	458,396	462,273	469,482	535,214	563,598	(19)

Net Charge-Offs - Quarter	16,566	18,609	10,522	20,516	26,546
Net Charge-Offs - YTD	35,175	18,609	77,788	67,266	46,750
Net Charge-Offs / Average Loans - Quarter (1)	0.16%	0.19	0.11	0.22	0.28
Net Charge-Offs / Average Loans - YTD (1)	0.18	0.19	0.20	0.24	0.24
NPLs / Loans	0.26	0.33	0.33	0.41	0.42
NPAs / Loans, ORE and specific other assets	0.33	0.40	0.40	0.45	0.46
ACL/Loans	1.11	1.15	1.19	1.40	1.47
ALL/Loans	0.99	1.03	1.09	1.28	1.35

ACL/NPLs	420.45	349.86	358.27	344.27	350.00
ALL/NPLs	374.08	314.05	326.31	316.63	320.88

Past Due Loans over 90 days and Still Accruing	$2,251	3,067	6,770	5,960	4,415	(49)
As a Percentage of Loans Outstanding	0.01%	0.01	0.02	0.02	0.01

Total Past Due Loans and Still Accruing	$56,160	45,385	57,565	60,817	49,321	14
As a Percentage of Loans Outstanding	0.14%	0.11	0.15	0.16	0.13

Accruing Troubled Debt Restructurings (TDRs)	$164,101	145,957	119,804	126,055	124,528	32

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2022	December 31, 2021	June 30, 2021

Common Equity Tier 1 Capital Ratio	9.46%	9.50	9.75
Tier 1 Capital Ratio	10.56	10.66	11.00
Total Risk-Based Capital Ratio	12.43	12.61	13.25
Tier 1 Leverage Ratio	9.03	8.72	8.72
Total Shareholders' Equity as a Percentage of Total Assets	7.99	9.24	9.53
Tangible Common Equity Ratio (2) (4)	6.26	7.52	7.73
Book Value Per Common Share (3)	$27.84	32.82	31.96
Tangible Book Value Per Common Share (2)	24.52	29.46	28.61

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.